Exhibit 99.2

UHOS Q3 2013 Earnings Teleconference November 15, 2013 1

• Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” • This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements 2

2013 Results (Adjusted EBITDA) $29.2 $30.5 2012 2013 $29.2 $33.7 $3.2 $119.3 $121.3 2012 2013 $24.5 $119.3 $145.8 3rd Quarter Q3 LTM Recall Gains • Solid Q1 flu season was offset by very weak hospital volumes in both Q2 & Q3 • Planned investments continue to support growth areas 3

Year-to-Date Recap • Healthcare uncertainty • Technology Curve • Hospital Volumes 50 32 Full Year 2012 YTD 2013 Asset360 Signings Service Experts Solutions Orientation Business Unit Focus Hospital Volumes 4

Outlook: Remainder of 2013 and Early 2014 Experts in Medical Equipment Solutions Continued Investment Outlook 5

Financial Review 3rd Quarter 2013 6

Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation Medical Equipment Outsourcing RENTAL OF UHS-OWNED EQUIPMENT Supplemental (short-term) Long-Term Bariatrics: Suite of specialty equipment for obese patients Surgery: Suite of minimally invasive lasers RENTAL OF MANUFACTURER-OWNED EQUIPMENT ASSET360TM EQUIPMENT MANAGEMENT PROGRAM On-site management to drive better equipment utilization (UHS people, technology & processes) Trend Analysis • Advances in Asset360™ and Surgical Services were offset by declines in the Peak Needs Rental business. * Includes recall gains of $0.0 and $3.2 for Q3 2013 and 2012, $0.0 and $18.6 for YTD September 2013 and 2012, and $0.0 for LTM 2013 (In millions) LTM 2013 2012 % Chg 2013 2012 % Chg 2013 Revenues 76.4 $ 74.1 $ 3.1% 236.7 $ 226.6 $ 4.5% 312.8 $ Cash Gross Margin Pre ASC 805* 43.3 46.5 -6.9% 137.9 153.1 -9.9% 182.2 $ % of Revenue 56.7% 62.7% 58.3% 67.6% 58.2% Historical Depreciation (19.4) (19.1) (57.6) (55.7) (76.9) $ Gross Margin Pre ASC 805* 23.9 $ 27.4 $ -12.8% 80.3 $ 97.4 $ -17.6% 105.3 $ % of Revenue 31.3% 37.0% 33.9% 43.0% 33.7% September YTD 3rd Quarter 7

Technical and Professional Services TECHNICAL SERVICES Maintain & Repair Customer owned Equipment: • Non-resident, response based/ scheduled Biomedical Services • Manufacturer Services BIOMED360TM EQUIPMENT MAINTENANCE PROGRAM Customizable on-site biomedical services program Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation Trend Analysis • Good revenue growth in Clinical Engineering Services. (In millions) LTM 2013 2012 % Chg 2013 2012 % Chg 2013 Revenues 21.8 $ 20.1 $ 8.8% 65.0 $ 62.5 $ 3.9% 84.5 $ Cash Gross Margin Pre ASC 805 5.8 5.8 -1.7% 15.5 15.9 -3.1% 20.1 $ % of Revenue 26.1% 28.9% 23.7% 25.4% 23.7% Historical Depreciation (0.3) (0.2) (0.6) (0.5) (1.0) $ Gross Margin Pre ASC 805 5.5 $ 5.6 $ -1.5% 14.9 $ 15.4 $ -3.6% 19.1 $ % of Revenue 25.3% 28.0% 22.9% 24.7% 22.6% 3rd Quarter September YTD 8

Medical Equipment Sales and Remarketing ASSET RECOVERY & EQUIPMENT BROKERAGE NEW EQUIPMENT SALES DISPOSABLE SALES Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation Trend Analysis • Results in this segment will fluctuate based on equipment availability, transactional size and the nature of the business (In millions) LTM 2013 2012 % Chg 2013 2012 % Chg 2013 Revenues 6.0 $ 7.6 $ -20.7% 19.9 $ 23.3 $ -14.3% 27.0 $ Cash Gross Margin Pre ASC 805 1.5 1.7 -5.9% 4.5 5.4 -14.8% 6.2 $ % of Revenue 26.7% 22.3% 23.1% 23.2% 23.0% Historical Depreciation - (0.1) (0.2) (0.3) (0.3) $ Gross Margin Pre ASC 805 1.5 $ 1.6 $ -4.5% 4.3 $ 5.1 $ -14.9% 5.9 $ % of Revenue 25.4% 21.1% 21.9% 22.1% 22.2% 3rd Quarter September YTD 9

Selected Financial Data * Includes recall gains of $0.0 and $3.2 for Q3 2013 and 2012, $0.0 and $18.6 for YTD September 2013 and 2012, and $0.0 for LTM 2013 (In millions) LTM 2013 2012 % Chg 2013 2012 % Chg 2013 Consolidated Revenues 104.3 $ 101.8 $ 2.4% 321.6 $ 312.4 $ 3.0% 424.4 $ Cash Gross Margin Pre-ASC 805* 50.6 54.0 -6.3% 157.9 174.4 -9.5% 208.5 % of Revenues 48.5% 53.1% 49.1% 55.8% 49.1% Historical Depreciation (19.7) (19.4) (58.4) (56.5) (78.2) Gross Margin Pre-ASC 805 30.9 34.6 -10.7% 99.5 117.9 -15.6% 130.3 % of Revenues 29.6% 34.0% 30.9% 37.7% 30.7% Cash SG&A 21.2 20.1 5.5% 67.8 62.7 8.1% 88.5 % of Revenues 20.3% 19.8% 21.1% 20.1% 20.9% Non Controlling Interest 0.2 0.2 0.5 0.6 0.7 % of Revenues 0.2% 0.2% 0.2% 0.2% 0.2% Adjusted EBITDA* Actual 29.2 $ 33.7 $ -13.4% 89.6 $ 111.1 $ -19.4% 119.3 $ Memo: Recall Gains 3.2 $ 18.6 $ - $ 3rd Quarter September YTD 10

$235 Bank Line Liquidity Profile Remains Solid (Includes LOCs of $3) Borrowing Base = $202 (In millions) 7.625% Fixed Rate Notes $235 Revolver Additional Commitment = $43 Available Liquidity = ~ $143 Used = ~ $49 Borrowing Base = $192 4) 11

Leverage Trend *Does not include unamortized bond premium of $13.1 and $0.0 for 2013 and 2012. Refer to Appendix for reconciliation of Adjusted EBIDTA to Cash Flow from Operations and pro forma calculation Note that our calculations include accrued interest for conservatism (In millions) (In millions) 9/30/2013 12/31/2012 Floating Rate Notes - $ 230.0 $ Original Notes - 7.625% 425.0 425.0 Add-on Notes - 7.625% 220.0 - Bank Line 44.2 28.0 Consolidated Capital Leases 19.5 16.0 Subtotal Debt 708.7 699.0 Add: Accrued Interest 6.6 13.8 Total Debt and Interest 715.3 712.8 Adjusted EBITDA 119.3 $ 141.3 $ Leverage * 6.0 5.0 UHS Debt Structure 12

2011 2012 2013 E Adjusted EBITDA Base: $118.0 Recall: $15.4 Total: $133.4 Pro forma: 136.8* Base: $122.2 Recall: $18.6 Total: $140.8 Pro forma: 141.3* Guidance: $120+/- (Previously $130+/-) Accrual CAPEX $80.2 $55.4 Guidance: $60+/- (Previously $70+/-) Year-end Leverage 4.9x* 5.0x* 6.0x Street Guidance for 2013 * Refer to later slide for pro forma calculations (In millions) 13

• EBITDA Reconciliation: 2013 & 2012 • EBITDA Reconciliation: 2004 – 2013 • Selected Reconciliations • Gross Margin Pre-ASC 805 to Gross Margin • Depreciation and Amortization Reconciliation • Other Reconciliations Appendix 14

EBITDA Reconciliation EBITDA Reconciliation Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), before management, board and strategic fees, stock option expense, reorganization costs, ASC 805 impact, loss on extinguishment of debt, transaction and related costs and other. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company’s ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals (“GAAP”) and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management’s discretionary use. A reconciliation of consolidated net income (loss) to EBITDA and Adjusted EBITDA is included below. * Includes recall gains of $0.0 and $3.2 for Q3 2013 and 2012, $0.0 and $18.6 for YTD September 2013 and 2012, and $0.0 for LTM 2013 (In millions) LTM 2013 2012 2013 2012 2013 Net income (loss) attributable to UHS* (9.2) $ (21.6) $ (32.4) $ (22.6) $ (44.7) $ Interest expense 13.8 13.5 41.7 43.5 53.8 Provision (benefit) for income taxes (1.3) 0.1 (0.4) (2.9) (0.4) Depreciation and amortization 24.8 24.3 73.5 72.0 98.4 EBITDA* 28.1 16.3 82.4 90.0 107.1 Management, board & strategic fees 0.7 0.5 4.1 2.0 4.8 Loss on extinguishment of debt - 12.3 1.9 12.3 1.9 Reorganization costs - 3.5 0.2 3.5 3.8 Stock option expense 0.4 1.1 1.0 3.2 1.7 Other ASC 805 Impact - - - 0.1 - Adjusted EBITDA* 29.2 $ 33.7 $ 89.6 $ 111.1 $ 119.3 $ September YTD 3rd Quarter (Draft) (Draft) 15

EBITDA Reconciliation: 2004 – 2013 * Includes recall gains of $4.4, $15.4 and $18.6 for 2010, 2011, and 2012 LTM Q3 (In millions) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Net Cash provided by Operating Activities 38.0 $ 44.0 $ 48.9 $ 29.8 $ 56.2 $ 56.0 $ 76.2 $ 57.7 $ 72.5 $ 56.4 $ Changes in Operating Assets and Liabilities 2.2 2.3 0.7 6.7 3.6 6.2 (2.1) 0.6 (10.5) (3.0) Other and Non-Cash Expenses (3.4) (3.3) (4.1) (28.5) 6.5 6.3 (11.5) 15.9 (0.5) 0.3 Income Tax Expense 1.2 0.8 0.6 (9.7) (15.4) (11.5) 1.7 (8.3) (2.6) (0.4) Interest Expense 30.5 31.1 31.6 40.2 46.9 46.5 46.5 55.0 55.7 53.8 EBITDA* 68.5 74.9 77.7 38.5 97.8 103.5 110.8 120.9 114.6 107.1 Recapitalization, company sale, stock compensation and severance expenses - - - 27.2 - - - - - - Loss on extinguishment of debt - - - 23.4 - - - - 12.3 1.9 Financing and Reorganization Charges - - - 50.6 - - - - 12.3 1.9 Management, board & strategic fees 0.7 0.8 1.6 1.0 1.3 1.3 2.4 7.3 2.8 4.8 Reorganization costs - - - - - - - - 7.0 3.8 Stock option expense - - 1.7 3.7 2.5 1.3 7.3 4.3 4.0 1.7 ASC 805 impact - - - 2.4 2.3 2.0 1.1 0.9 0.1 - Other - - - (0.7) 0.1 - - - - - Adjusted EBITDA* 69.2 $ 75.7 $ 81.0 $ 95.5 $ 104.0 $ 108.1 $ 121.6 $ 133.4 140.8 119.3 Surgical Services LTM pro forma EBITDA 3.4 0.5 Pro forma Adjusted EBITDA 136.8 $ 141.3 $ Total Revenue 199.6 $ 215.9 $ 225.1 $ 264.0 $ 289.1 $ 297.2 $ 312.1 $ 355.2 $ 415.3 $ 424.4 $ Total Debt & Accrued Int, Less Cash & Investments 301.9 $ 305.0 $ 315.0 $ 501.1 $ 521.7 $ 522.3 $ 528.6 $ 674.8 $ 712.8 $ 715.3 $ Leverage (Total Net Debt & Accrued Interest Less Cash & Investments/ LTM adj EBITDA) 4.4 4.0 3.9 5.2 5.0 4.8 4.3 4.9 5.0 6.0 (Draft)1 16

Selected Reconciliations (In millions) LTM 2013 2012 2013 2012 2013 Gross Margin ASC 805 Impact Depreciation 0.3 $ 0.1 $ 0.8 $ 0.3 $ 1.4 $ Total Gross Margin ASC 805 Impact 0.3 0.1 0.8 0.3 1.4 SG&A per GAAP to Cash SG&A SG&A per GAAP 27.1 42.3 89.3 98.9 119.5 Management, Board, & Strategic Fees (0.7) (0.5) (4.1) (2.0) (4.8) Loss on extinguishment of debt - (12.3) (1.9) (12.3) (1.9) Reorganization costs - (3.5) (0.2) (3.5) (3.8) Stock Option Expense (0.4) (1.1) (1.0) (3.2) (1.7) Historical Depreciation & Amortization (1.5) (1.2) (3.9) (3.8) (5.1) ASC 805 Depreciation & Amortization (3.3) (3.6) (10.4) (11.4) (13.7) Adjusted Cash SG&A 21.2 $ 20.1 $ 67.8 $ 62.7 $ 88.5 $ 3rd Quarter September YTD 17

Selected Reconciliations: Gross Margin Pre-ASC 805 to Gross Margin (In millions) 3rd Quarter LTM 2013 2012 2013 2012 2013 Medical Equipment Outsourcing Gross Margin Pre-ASC 805 23.9 $ 27.4 $ 80.3 $ 97.4 $ 105.3 $ ASC 805 Outsourcing Depreciation 0.3 0.1 0.8 0.3 1.4 Gross Margin per GAAP 23.6 27.3 79.5 97.1 103.9 Technical & Professional Services Gross Margin Pre-ASC 805 5.5 5.6 14.9 15.4 19.1 Gross Margin per GAAP 5.5 5.6 14.9 15.4 19.1 Medical Equipment Sales & Remarketing Gross Margin Pre-ASC 805 1.5 1.6 4.3 5.1 5.9 Gross Margin per GAAP 1.5 1.6 4.3 5.1 5.9 Total Gross Margin Pre-ASC 805 30.9 34.6 99.5 117.9 130.3 Total ASC 805 Depreciation 0.3 0.1 0.8 0.3 1.4 Total Gross Margin per GAAP 30.6 $ 34.5 $ 98.7 $ 117.6 $ 128.9 $ September YTD 18

Depreciation & Amortization Reconciliations (In millions) LTM 2013 2012 2013 2012 2013 Historical Outsourcing Depreciation 19.4 $ 19.1 $ 57.6 $ 55.7 $ 76.9 $ ASC 805 Outsourcing Depreciation 0.3 0.1 0.8 0.3 1.4 Total Outsourcing Depreciation 19.7 19.2 58.4 56.0 78.3 Historical Technical & Professional Services Depreciation 0.3 0.2 0.6 0.5 1.0 Total Technical & Professional Services Depreciation 0.3 0.2 0.6 0.5 1.0 Historical Sales & Remarketing Depreciation - 0.1 0.2 0.3 0.3 Total Sales & Remarketing Depreciation - 0.1 0.2 0.3 0.3 Historical Gross Margin Depreciation 19.7 19.4 58.4 56.5 78.2 Gross Margin ASC 805 Depreciation 0.3 0.1 0.8 0.3 1.4 Total Gross Margin Depreciation 20.0 19.5 59.2 56.8 79.6 Historical Selling, General, and Admin Depreciation 1.5 1.2 3.9 3.8 5.1 Total Selling, General, and Admin Depreciation 1.5 1.2 3.9 3.8 5.1 Total ASC 805 Selling, General, and Admin Amortization 3.3 3.6 10.4 11.4 13.7 Total Depreciation and Amortization 24.8 $ 24.3 $ 73.5 $ 72.0 $ 98.4 $ September YTD 3rd Quarter 19

Other Reconciliations LTM (In millions) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Cash used in Investing Activities 65.2 $ 40.6 $ 51.7 $ 418.9 $ 71.4 $ 50.6 $ 74.2 $ 153.2 $ 73.6 $ 63.3 $ - Acquisitions (15.1) (1.1) - (349.7) - - - (70.0) (14.4) (1.7) - / + Other - - - 1.4 - 1.5 3.3 - - - - ME in A/P prior period (10.5) (3.8) (5.8) (7.4) (9.0) (5.7) (4.7) (11.8) (8.8) (6.1) + ME in A/P current period 3.8 5.8 7.4 9.0 5.7 4.7 11.8 8.8 5.0 6.9 Accrual CAPEX 43.4 $ 41.5 $ 53.3 $ 72.2 $ 68.1 $ 51.1 $ 84.6 $ 80.2 $ 55.4 $ 62.4 $ Certain Intellamed Assets - $ - $ - $ (14.6) $ - $ - $ - $ - $ - $ - $ UHS by Parent - - - (335.1) - - - - - - Other Acquisitions (15.1) (1.1) - - - - - (70.0) (14.4) (1.7) Total Acquisitions (15.1) $ (1.1) $ - $ (349.7) $ - $ - $ - $ (70.0) $ (14.4) $ (1.7) $ ACCRUAL CAPEX RECONCILIATION ACQUISITIONS 20